                                                                      Exhibit 25


 ===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)
             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

---------------------------------------- ---------------------------------------
          180 East Fifth Street
           St. Paul, Minnesota                           55101
---------------------------------------- ---------------------------------------
(Address of principal executive offices)               (Zip Code)
---------------------------------------- ---------------------------------------

                                 Robert T. Jones
                         U.S. Bank National Association
                          425 Walnut Street, CN-WN-06CT
                             Cincinnati, Ohio 45202
                                 (513) 632-4427
            (Name, address and telephone number of agent for service)


                     (Issuer with respect to the Securities)

--------------------------------------------------------------------------------

             Ohio                                      31-1544320
---------------------------------------- ---------------------------------------
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
 incorporation or organization)
---------------------------------------- ---------------------------------------


--------------------------------------------------------------------------------

       One East Fourth Street
          Cincinnati, Ohio                                45202
---------------------------------------- ---------------------------------------
Address of Principal Executive Offices)                 (Zip Code)
---------------------------------------- ---------------------------------------


                       SENIOR CONVERTIBLE NOTES due 2003
                       (TITLE OF THE INDENTURE SECURITIES)

================================================================================

                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

         a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Washington, D.C.

         b)       Whether it is authorized to exercise corporate trust powers.
                  Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                  None

ITEMS 3-15  Items 3-15 are not applicable because to the best of the
            Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

         1.       A copy of the Articles of Association of the Trustee.*

         2. A copy of the certificate of authority of the Trustee to commence business.*

         3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

         4.       A copy of the existing bylaws of the Trustee.*

         5. A copy of each Indenture referred to in Item 4. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

         7. Report of Condition of the Trustee as of December 31, 2002, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.



       * Incorporated by reference to Registration Number 333-67188.

                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 30th day of June, 2003.


                             U.S. BANK NATIONAL ASSOCIATION

                             By:  /s/ Robert T. Jones
                                  -------------------------------
                                  Robert T. Jones
                                  Vice President




By:  /s/ William Sicking
     -----------------------------------
     William Sicking
     Vice President

                                    EXHIBIT 6

                                     CONSENT


         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  June 30, 2003


                                  U.S. BANK NATIONAL ASSOCIATION


                                  By: /s/ Robert T. Jones
                                      ---------------------------------
                                      Robert T. Jones
                                      Vice President




By:  /s/ William Sicking
     --------------------------
     Vice President

                                   EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 3/31/2003

                                    ($000's)

                                                                       3/31/2003
                                                                       ---------
ASSETS
     Cash and Due From Depository Institutions                        $9,084,839
     Federal Reserve Stock                                                     0
     Securities                                                       30,038,992
     Federal Funds                                                       833,567
     Loans & Lease Financing Receivables                             115,894,797
     Fixed Assets                                                      1,462,006
     Intangible Assets                                                 9,080,815
     Other Assets                                                     11,583,795
                                                                    ------------
         TOTAL ASSETS                                               $177,978,811

LIABILITIES
     Deposits                                                       $121,508,878
     Fed Funds                                                         3,820,981
     Treasury Demand Notes                                                     0
     Trading Liabilities                                                 454,575
     Other Borrowed Money                                             21,082,000
     Acceptances                                                         139,821
     Subordinated Notes and Debentures                                 5,694,952
     Other Liabilities                                                 5,164,656
                                                                    ------------
     TOTAL LIABILITIES                                              $157,865,863

EQUITY
     Minority Interest in Subsidiaries                              $    993,907
     Common and Preferred Stock                                           18,200
     Surplus                                                          11,015,123
     Undivided Profits                                                 8,085,718
                                                                    ------------
         TOTAL EQUITY CAPITAL                                       $ 20,112,948

TOTAL LIABILITIES AND EQUITY CAPITAL                                $177,978,811

To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:  /s/ Robert T. Jones
     -------------------------------
     Vice President

Date:  June 30, 2003